UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 15, 2006

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts		01238
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On February 15, 2006, Wave Systems Corp. (“Wave”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which Wave sold and issued shares of Class A Common Stock, par value $.01 per share (the “Common Shares”), to certain purchasers who are parties to the Purchase Agreement (the “Purchasers”) for an aggregate purchase price of $4,466,500.  The Common Shares were priced at $.535.  The purchasers were also issued warrants to purchase 1,550,868 shares of Common Shares within six months at an exercise price of $0.72 per share.  If exercised in their entirety, the warrants would generate an additional $1,116,625 in gross proceeds to Wave.  The Common Shares are to be drawn-down off of a shelf registration statement (the “Shelf Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on January 13, 2006.  The Purchase Agreement (which includes the Form of Warrant) is attached hereto as Exhibit 10.1.

JPC Capital Partners, Inc. (formerly Corpfin, Inc.) (the “Placement Agent”), had entered into a placement agency agreement with Wave in which they agreed to act as placement agent in connection with the offering.  The Placement Agent is using its best efforts to introduce us to selected institutional investors who will purchase Common Shares.  The Placement Agent has no obligation to buy any Common Shares from us.  We have agreed to pay the Placement Agent a fee equal to 4.0% of the gross proceeds of this offering.  The applicable Placement Agency Agreement was filed as Exhibit 10.5 to a Current Report on Form 8-K that Wave filed on August 3, 2004.

On February 16, 2006, Wave issued a press release announcing the transaction.  A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits.

(c)                          Exhibits.

Exhibit 10.1	Securities Purchase Agreement, dated as of February 15, 2006, by and among Wave and the Purchasers (includes Form of Warrant)

Exhibit 10.2	Placement Agency Agreement, dated as of May 25, 2004, by and between Wave and Corpfin Inc. (Incorporated by reference to Exhibit 10.5 of Wave’s Form 8-K filed on August 3, 2004).

Exhibit 99.1	Press Release of Wave, dated February 16, 2006, announcing the sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: February 16, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Securities Purchase Agreement, dated as of February 15, 2006, by and among Wave and the Purchasers (includes Form of Warrant).

Exhibit 10.2	Placement Agency Agreement, dated as of May 25, 2004, by and between Wave and Corpfin Inc. (Incorporated by reference to Exhibit 10.5 of Wave’s Form 8-K filed on August 3, 2004).

Exhibit 99.1	Press Release of Wave, dated February 16, 2006, announcing the sale.